UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2015

Black Stallion Oil and Gas Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-180230	990373017
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

633 W. 5th Street, 26th Floor, Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 213-223-2071

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement

Effective September 18, 2015, the company entered into a Master Services Consulting Agreement with Sproule International Limited, a petroleum consulting firm. In accordance with the terms of the agreement, Sproule will conduct a work program on our Woodrow prospect.

DETAILS OF WORK PROGRAM & SPROULE'S INVOLVEMENT

Phase I: Initial Regional Review of Prospect

Regional compilation and synthesis of information on the study area, including a review of the following potential materials:

•	Any existing studies or databases such as the June 30, 2014 evaluation of prospective resources undertaken by B. Whelan
•	The Hydrodynamic Atlas of the Williston Basin
•	Land sale data
•	Well locations, tops, shows, production history
•	The Exshaw Resource Play Microstudy
•	Discovery Digest and Spark publications
•	Internet search materials
•	Montana State publically available files
•	Publically available satellite imagery and digital elevation data
•	A basemap from seismic vendors of available 2D & 3D seismic data for purchase
•	Available data from nearby analogue fields along with their well test and production data
•	Any available DST test reports, production test results, production logging interpretations, monthly production volumes by well and pressure histories obtained from the areas of interest
•	Any available reservoir fluid property test reports as well as laboratory PVT test reports

Phase II: Enhanced Technical Studies

Phase II will summarize prospect identification and drilling recommendations. These studies may include:

•	QC review of potentially purchased 2D or 3D seismic trade data from third party vendors
•	Interpretation of the purchased seismic data and integration with available or purchased well data
•	Identification of prospects and leads

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•	Prepare a seismic acquisition program to compliment industry trade seismic data if required
•	Interpret potentially acquired seismic
•	Finalize geophysical interpretation and synthesis on analogue petrophysical, geophysical, geological, and engineering data
•	Identify and recommend a drilling location
•	Develop prognosis for exploration well target
•	Canvas drilling and completion service providers for indicative costs
•	Preliminary economics to determine if drilling warranted
•	Present report on drilling prospect including summary of actions for Phase III
•

At the Company’s discretion, an NI51-101 compliant Prospective Resource report could be provided at the end of Phase II, summarizing the low, best, and high estimates of petroleum initially-in-place and the undiscovered prospective resources for any prospects identified during Phase II.

Phase III: Drilling and Completion Recommendations

Phase III would involve work on finalizing plans for drilling and completions. These studies may include:

•	Finalize geophysical and geological interpretation
•	Finalize recommendations on drilling and completions programs
•	Final pre-drill economic evaluation
•	Establish development plan
•	Present report on above recommendations

Phase IV: Drilling and Completion of the Well

Should the Company wish to proceed after review of the findings of the Phase III drilling and completion recommendations, Sproule will provide technical assistance to the Company’s drilling, completions and testing contractors as required.

Item 9.01 Financial Statements and Exhibits

10.1	Master Services Consulting Agreement dated September 16, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK STALLION OIL AND GAS INC.

Date: September 18, 2015	By:	/s/ George Drazenovic
George Drazenovic
President and Director

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